                                  SCHEDULE 14C
                                 (RULE 14c-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Check the appropriate box:

/ / Preliminary Information Statement     / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive Information Statement          (as permitted by Rule 14c-5(d)(2))

                      INTERNATIONAL MERCANTILE CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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

                      INTERNATIONAL MERCANTILE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON FRIDAY, SEPTEMBER 11, 1998


TO ALL SHAREHOLDERS:

The Annual Meeting of Shareholders of International Mercantile Corporation, (the "Company"), will be held the at 3400 Las Vegas Boulevard South, Las Vegas, Nevada, at 10:00 a.m. on Friday, September 11, 1998 for the following purposes:

(1) To elect a Board of Directors, each to serve for a term of one (1) year or until the nest Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

(2) To ratify the engagement of Thomas P. Monaghan, C.P.A., as the Company's Independent Auditor.

(3) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on August 17, 1998, as the record date for determination of the stockholders entitled to notice of and to vote at the meeting. A copy of the list of Shareholders as of August 10, 1998, will be present during the meeting.

You are urged to attend the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              OF INTERNATIONAL MERCANTILE
                                              CORPORATION





                                           By: /s/ MAX APPLE
                                                 ------------------------------
                                                     Chairman of the Board

Kansas City, Missouri
August 28, 1998

                      INTERNATIONAL MERCANTILE CORPORATION
                              1801 GOLD MINE ROAD,
                           BROOKEVILLE, MARYLAND 20814

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 11, 1998

                                   DEFINITIVE
                              INFORMATION STATEMENT
                               GENERAL INFORMATION


         This Information Statement is furnished to the Shareholders of International Mercantile Corporation (the "Company", or "IMTL") in connection with the Annual Meeting of Shareholders to be held on Friday, September 11, 1998, at 10:00 a.m. at 3400 Las Vegas Boulevard South, Las Vegas, Nevada, or at any adjournment or adjournments of such meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Information Statement is being mailed to Shareholder on or about August 28, 1998.

                          RECORD DATE AND VOTING RIGHTS

            Only Shareholders of record at the close of business on August 17, 1998, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders. On the record data, there were 2,485 shares of common stock of the Company ("Shares") issued and outstanding and entitled to vote at the Annual Meeting.

            At the Annual Meeting, each shareholder is entitled to one (1) vote for each Share held of record on all matters to come before the meeting, except in the case of the election of directors, in which case the Bylaws of the Company provide for cumulative voting. Cumulative voting entitles each shareholder to cast as many votes in the aggregate as shall equal the number of Shares held by him or her, multiplied by the number of directors to be elected, and each shareholder may cast the whole number of votes, whether in person or by proxy, for one candidate or distribute them between two or more candidates.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

            Shareholders may cast votes by executing a Proxy in form approved in advance by the Company and delivering same to the Company at the following address no later than September 8, 1998: International Mercantile Corporation c/o Fillmore & Griffin, Attn: Arthur E. Fillmore, 4600 Madison, Suite 210, Kansas City, Missouri 64112. Any Proxy may be revoked by the person giving it at any time before it is exercised. A Proxy may be revoked by the giving of another Proxy bearing a later date or by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised. Any Proxy delivered to the Company will, unless it is revoked or unless it is received in such form as to render it invalid, be voted in accordance with the instructions indicated thereon.

            The Proxy may confer discretionary authority with respect to the voting of the Shares represented thereby on any other business that may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware that any such other business is to be presented for action at the meeting and does not itself intend to present any such other business; however, if any such other business does come before the meeting, Shares represented by any such Proxy conferring discretionary authority pursuant to this paragraph will be voted by the person(s) named in the Proxy in accordance with their best judgement.

                             PRINCIPAL SHAREHOLDERS

            The following table sets forth, as of December 31, 1997, the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding number of Shares of the Company:

                                     Amount &              Equity        Voting
Title                                Nature of             Percent       Percent
 of       Name and Address of        Beneficial             of           of
Class     Beneficial Owner           Ownership (1)         Class         Class
-----     ----------------           -------------         -----         -----

Common    Continent Finance          1,500,000             47.21          47.21
          Corporation

Common    AB Securities, Inc.        310,000                9.76          9.76


Common    Scott Hess                 310,000               9.76           9.76



(1) To the best knowledge of the Company, as of December 31, 1997, such holders had the sole voting and investment power with respect to the voting securities of IMC beneficially owned by them, unless otherwise indicated by footnote. In July, 1997 the Company reverse split the number of shares of common stock outstanding in a ratio of 31 to 1, restating the number of shares of common stock outstanding to 101,0834.

                     RATIFICATION OF ENGAGEMENT OF AUDITORS

            At the Annual Meeting the Shareholders will consider the ratification of the engagement of the firm of Thomas P. Monahan, C.P.A., as the Company's Independent Auditor. The firm of Weinberg & Company, P.A. resigned as the Company's Independent Auditors and said new firm was engaged as reported in forms 8-K filed with the Securities and Exchange Commission on July 9, July 16, and July 22, 1998.

                             NOMINEES FOR DIRECTORS

           If a nominee refuses or is unable to serve as a Director another nominee will be substituted or designated by a majority of the present Board of Directors.

           The following table and the notes thereto provide certain information regarding the nominees for Directors of the Company including their beneficial ownership of voting securities of IMC and the Company as of December 31, 1997.

                                                Principal
                                                Occupation                                   Director/
                                                or Employment                                Officer         IMC
                                                for Past Five Years                          of              Shares
                                                and Director-                                Company         Beneficially
                              Age               Ship                                         Since           Owned
                              ---               ----                                         -----           -----
Max Apple                     58                Chairman of the Board                        1995            180,000
                                                Secretary and Director,
                                                IMTL. 1991 to present,
                                                attorney, private law practice,
                                                Jasper, Indiana

Roger B. Arnold               40                President, Director IMTL;                    1997
                                                History as Mortgage                                          N/A
                                                Banker, Financial Services

Walt DeRonde                  49                Chief Operating Officer,                     1997
                                                Chief Financial Officer,                                     120,000
                                                Treasurer, Vice President,
                                                Director IMTL; History in
                                                Financial Services and Modular
                                                Housing Market; November, 1996
                                                to August, 1998 Mutual of New
                                                York, Financial Planner;
                                                November, 1995 to November, 1996
                                                Home American, Inc, General
                                                Manager; July, 1993 to November,
                                                1995, Division Manager, Reymar
                                                Industries, Inc.

Ed Huyta                      55                Director, Vice President                     1997            60,000
                                                IMTL; History in Healthcare
                                                and Senior Age Market

Scott Hess                    34                History in Insurance and Mortgage            N/A             310,000
                                                Operations; November 1997 to
                                                Present, Chairman and Chief
                                                Executive Officer, AB
                                                Securities, Inc.; January 1991
                                                to December 1995, President and
                                                Chief Executive Officer,
                                                Atlantic International Resources
                                                Corp.


Frederic Richardson           38                Investment Banker; History                   N/A             45,000
                                                In Financial Services Industry

             BOARD COMMITTEES AND MEETING OF THE BOARD OF DIRECTORS

            The Company has an Executive Committee which met twelve (12) times during 1997. Pursuant to the Company's Bylaws, this Committee may exercise any and all of the powers of the Board of Directors in the management of the business and affairs of the Company to the extent authorized by the Board of Directors. The Executive Committee has three (3) members, Walter Deronde, Roger
B. Arnold, and Ed Huyta.

            The Company does not have a nominating committee. Nominees for Director are recommended by the Executive Committee to the Board of Directors for approval and submission at the Annual Shareholders Meetings.

            The Board of Directors held twelve (12) regular meetings and fifteen
(15) special meetings during 1997. No Director attended fewer that 75% of the total number of meetings of the Board of Directors and meeting of committees on which he served.

                             EXECUTIVE COMPENSATION

The following sets forth the cash compensation, including bonuses and deferred compensation, paid during 1997 to those executive officers which compensation exceeded $60,000 and to all executive officers as a group for services rendered in all capacities to the Company

            a. Employment Agreement with Mr. Walter Deronde

            On January 1, 1997, the Company entered into an employment agreement with Mr. Walter Deronde as Treasure and Vice President for an annual salary of $120,000. In addition, Mr. Deronde is responsible for evaluating merger and acquisition candidates in the mortgage banking industry.

            For the year ending December 31, 1997, the Company had accrued $120,000 in salary.

            b.   Employment Agreement with Mr. Max Apple

            On May 1, 1995, the Company entered into an employment agreement with Mr. Max Apple as Chairman for an annual salary of $120,000 per annum and reimbursement of all "out-of-pocket" expenses.

            For the year ending December 31, 1997, the Company had accrued $120,000 in salary.

c. Financial Consulting Agreement

            On May 1, 1995, the Company entered into a financial consulting agreement with Frederic Richardson for a monthly fee of $10,000 per month and reimbursement of all out-of-pocket expenses. In October of 1997 Mr Richardson assigned his contract to FSR Group . The term of this agreement is 10 years and is renewable. From time to time, FSR has engaged in business transactions with affiliates of the placement agent, including a loan to a corporate stockholder of the placement agent.

            For the year ending December 31, 1997, the Company had accrued $120,000.

            d. General

            Except as set forth above no cash compensation, including bonuses and deferred compensation, was paid during 1997 by IMC to any of its executive officers. No fees were paid to Board members for attending Board meetings during 1997. Shares of the Company's common stock may be issued to its officers representing the fair market value of services actually rendered by them with out pay and as reimbursement for expenses actually incurred by them in the performance of their duties as officers of the Company.

                           RELATED PARTY TRANSACTIONS

            a.  Issuance of Shares of Capital Stock

The company issued 1,500,000 shares of common stock to Continent Finance Corporation (" CFC") to acquire University Mortgage, Inc. ("UMI") and Home America Mortgage Company ("HAMC"). HAMC was a former indirect subsidiary of the Company through Frontier Insurance Company ("FIC"). On November 17, 1995, the Company sold FIC and retained its interest in HAMC. In 1996, the Company sold HAMC to CFC in consideration for the forgiveness of certain debt and cash. On December 25, 1996, HAMC was sold by CFC to University Mortgage, Inc. ("UMI") and in January, 1997, the transaction with UMI was rescinded with HAMC being returned back to CFC. On August 1, 1997, the Company acquired UMI and reacquired HAMC from CFC.

            CFC is the majority shareholder of the Company.

            The Company issued 60,000 shares of common stock to Ed Huyta, a Director, in consideration for the forgiveness of debt arising from expenses paid on behalf of the Company aggregating $60,000,

            The Company has issued an aggregate of 200,000 shares of common stock to Ventana Consulting, Inc., a Michigan corporation.

            b. Due to Related Parties

            Certain officers and consultants of the Company paid expenses in the amount of $180,263 on behalf of the Company during 1995. This amount is due on demand and bears no interest. All expenses incurred during 1996 were paid by the officers of the Company who waived reimbursement.

            c. Employment Agreement with Mr. Walter Deronde

            On January 1, 1997, the Company entered into an employment agreement with Mr. Walter Deronde as COO, Treasurer and Vice President for an annual salary of $120,000. In addition, Mr. Deronde is responsible for evaluating merger and acquisition candidates in the mortgage banking industry.

            For the year ending December 31, 1997, the Company had accrued $120,000 in salary.

            d.   Employment Agreement with Mr. Max Apple

            On May 1, 1995, the Company entered into an employment agreement with Mr. Max Apple as Chairman for an annual salary of $120,000 per annum and reimbursement of all "out-of-pocket expenses".

            For the year ending December 31, 1997, the Company had accrued $120,000 in salary.

            e. Financial Consulting Agreement

            On May 1, 1995, the Company entered into a financial consulting agreement with Frederic Richardson for a monthly fee of $10,000 per month and reimbursement of all "out-of-pocket expenses". The contract was assigned to FSR Group in October 1997. The term of this agreement is 10 years and is renewable.

            For the year ending December 31, 1997, the Company had accrued $120,000.

            f. Capital contribution

            On August 15, 1997, AB Securities, Inc., ("ABS"), contributed to UMI 1,000,000 shares of common stock of Global Link Technology, which is traded on the NASDAQ Bulletin Board with the trading symbol GLTK. The Market price at the date of contribution and at December 31, 1997 was $0.08 per share.

          g. Loans Payable- Affiliated Companies

          UMI has Loans receivable - affiliated parties from W-C Consultants, Inc. aggregating $292,091 at December 31, 1997.

          h. Managerial Relationship

          On January 1, 1997, the UMI entered into an agreement with James E. Clare, Donald E. Wolpe and W-C Consultants, Inc., (collectively referred to as "W-C"), whereby W-C will participate in the management of the UMI's licensed branch at 5480 Wisconsin Avenue, Chevy Chase, Maryland. W-C's sole shareholder is Jeffrey A. Wolpe who is also Vice President/Counsel to UMI. W-C's Chairman, Donald E. Wolpe, (Jeffrey A. Wolpe's father) and W-C's President, James E. Clare, represent UMI as branch managers. For the year ending December 31, 1997, W-C received $377,970, which was charged to operations.

          i. Sublease Agreement

            On July 1, 1996, UMI entered into a lease agreement with W-C for the lease of approximately 1,322 square feet of office and storage space from Highland House Limited Partnership at Highland House, 5480 Wisconsin Avenue, Suite LL-4, Chevy Chase, Maryland 20815 at a monthly rental of $1,665 for a term ending September 30, 1997. On October 1, 1997, the lease agreement was extended to September 30, 2000 with a monthly rental of $1,766.

          For the year ended December 31, 1997, rent expense was $21,483.

          j. Change in Managerial Control

          As of December 31, 1997, the Company acquired all of the issued and outstanding capital stock of the UMI. This acquisition enables the Company to have majority managerial and financial control in the decision making process of the UMI.

          k.  Change in Equity Ownership

          1. On December 25, 1996, UMI acquired all of the issued and outstanding capital stock of HAMC from CFC in consideration for the issuance of 10,000 shares of nonvoting convertible Class A Preferred stock by the UMI.

          2. On January I, 1997, pursuant to an agreement by and between ABS and University Consulting, Inc. ("University Consulting"), both Maryland corporations owned and controlled by M. Scott Hess, University Consulting exchanged 1,000 shares of the Company's common stock in settlement for a note payable to AB Securities.

          3. In January, 1997, an agreement was executed by and between the UMI and CFC, whereby CFC caused to be issued 100,000 shares of common stock of the Company valued at $5.00 per share in consideration for all of the issued and outstanding capital stock of HAMC with a book value of $471,637. The recording of the transaction realized a gain of $28,363.

            4. On May 14, 1997, the UMI, CFC and ABS entered into an "Agreement and Plan of Reorganization" whereby CFC exchanged all of the issued and outstanding Class A preferred shares of the UMI to AB Securities for 10,500 shares of preferred stock of ABS.

            5. On December 31, 1997, the UMI was party to an agreement by and between the Company and ABS controlled by M. Scott Hess, President of UMI and President of ABS. ABS exchanged all of the UMI's issued and outstanding stock to the Company for 175,00 shares of the Company's common stock valued at $385,000 or $2.20 per share.

                               SUBSEQUENT EVENT

            Subsequent to the date of the financial statements, the Company had appointed Mr. Roger Arnold as President of the Company.

                              SHAREHOLDER PROPOSALS

Written recommendations to the Board of Directors from Shareholders of the Company will be considered by the Executive Committee if received in writing by the Secretary of the Company on or before September 8, 1998.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The independent certified public accounting firm of Thomas P. Monaghan, C.P.A., examined the financial statements of the Company. It is not anticipated that a representative from the said firm will be present at the Shareholders' Meeting.

                                  OTHER MATTERS

The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to herein should properly come before the meeting, it is intention of management to vote on such matters in accordance with their best business judgment.

                              FINANCIAL STATEMENTS

The Annual Report to Shareholders covering the fiscal year ended December 31, 1997, is enclosed herewith.


                                  BY THE ORDER OF THE BOARD OF
                                  DIRECTORS OF INTERNATIONAL
                                  MERCANTILE CORPORATION

                                  /s/ Max Apple
                                  -------------------------------------
                                                   Board Chairman


Kansas City, Missouri
August 28, 1998










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